EXHIBIT 10.3

                SECOND LEASE MODIFICATION AND EXTENSION AGREEMENT

         THIS LEASE MODIFICATION AND EXTENSION AGREEMENT ("Agreement") is made and entered into this 17th day of November, 1999, between Boone Associates LLC, a Minnesota corporation (hereinafter called "Lessor"), and MOCON, Inc., a Minnesota corporation (hereinafter called "Tenant").

                                   WITNESSETH:

         WHEREAS, Lessor and Tenant entered into a lease agreement (the "Lease Agreement") dated July 29, 1994, wherein Lessor leased to Tenant the premises addressed as 7500 Boone Avenue North, Brooklyn Park, Minnesota ("Demised Premises") consisting of approximately 47,208 square feet of area; and

         WHEREAS, the lease term ("Lease Term") as defined within the Lease Agreement is to expire on June 30, 2005; and

         WHEREAS, Lessor and Tenant have agreed to extend the Lease Term for an additional 60 months ending June 30, 2010, upon terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease Agreement shall be amended as follows:

1. RECITALS. The above recitals shall constitute an integral part of this Agreement.

2. CAPITALIZED TERMS. Capitalized terms set forth in this Agreement shall have the same meaning as in the Lease Agreement, unless specifically modified and amended herein.

3.       LESSOR. The current owning entity is Boone Associates LLC.

4. LEASE TERM. The Lease Term shall be amended to provide for a sixty (60) month extension, commencing July 1, 2005, and expiring June 30, 2010 ("Extended Lease Term"), unless sooner terminated as provided within the Lease Agreement.

5. BASE RENT. The Base Rent provision of the Lease Agreement shall be amended as follows:

         ----------------------------------------------------------------------
                MONTHS            PSF RATE        ANNUALLY          MONTHLY
         ----------------------------------------------------------------------
           7/1/05 - 6/30/08         $5.50       $259,644.00       $21,637.00
         ----------------------------------------------------------------------
           7/1/08 - 6/30/10         $5.75       $271,446.00       $22,620.50
         ----------------------------------------------------------------------

         Prior to the Extended Lease Term, Tenant shall pay base Rent as provided in the Lease Agreement.

6. OTHER PERIODIC PAYMENTS. Tenant's pro rata share of property taxes and operating expenses will be increased from 35% to 38%. Prior to the Extended Lease Term, Tenant shall pay property taxes and operating as provided in the Lease Agreement.

7. SURVIVAL OF OTHER TERMS AND CONDITIONS. Except as modified herein, all other terms and conditions of the Lease Agreement shall remain in full force and effect and nothing herein shall be construed to relieve either Lessor or Tenant of any obligations as set forth therein.

8. ENTIRE AGREEMENT. The Lease Agreement, this Agreement, and the Exhibits attached thereto constitute the entire understanding of the parties hereto with respect to the transaction and contemplated thereby, and supersede all prior agreements and understandings between the parties with respect to the subject matter. No representations, warranties, undertakings or promises, whether oral, implied, written or otherwise, have been made by either party hereto the other unless expressly stated in the above-referenced documents or unless mutually agreed to in writing between the parties hereto after the date hereof, and neither party has relied on any verbal representations, agreements, or understandings not expressly set forth herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

LESSOR: Boone Associates LLC              TENANT: MOCON, Inc.

By:  /s/ Stewart R. Stender               By:  /s/ Ronald A. Meyer
   ------------------------------------      -----------------------------------
     Stewart R. Stender                        Ronald A. Meyer

Its: President                            Its: Chief Financial Officer


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CONSULT YOUR ATTORNEY: This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency, legal effect, or tax consequence of this document or the transaction to which it relates. These are questions for your attorney and financial advisors.
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